Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended June 30, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$1,448,353
Unrealized Gain (Loss) on Market Value of Futures	11,613,964
Dividend Income	4
Interest Income	28,369
ETF Transaction Fees	700
Total Income (Loss)	$13,091,390

Expenses
Management Fees	$359,341
Professional Fees	89,840
Brokerage Commissions	56,743
Prepaid Insurance Expense	5,935
Non-interested Directors' Fees and Expenses	3,681
Total Expenses	$515,540
Net Income (Loss)	$12,575,850

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/15	$545,853,638
Additions (100,000 Shares)	4,601,647
Net Income (Loss)	12,575,850

Net Asset Value End of Month	$563,031,135
Net Asset Value Per Share (11,950,000 Shares)	$47.12

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended June 30, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$1
Unrealized Gain (Loss) on Market Value of Futures	(81,338)
Interest Income	84
Total Income (Loss)	$(81,253)

Expenses
Professional Fees	$5,366
Management Fees	959
Prepaid Insurance Expense	22
Non-interested Directors' Fees and Expenses	12
Total Expenses	6,359
Expense Waiver	(5,179)
Net Expenses	$1,180
Net Income (Loss)	$(82,433)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/15	$1,846,568
Net Income (Loss)	(82,433)

Net Asset Value End of Month	$1,764,135
Net Asset Value Per Share (100,000 Shares)	$17.64

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended June 30, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$13,919
Unrealized Gain (Loss) on Market Value of Futures	178,878
Unrealized Gain (Loss) on Foreign Currency Translations	(32)
Interest Income	98
Total Income (Loss)	$192,863

Expenses
Professional Fees	$4,943
Management Fees	1,120
Brokerage Commissions	41
Prepaid Insurance Expense	18
Non-interested Directors' Fees and Expenses	14
Total Expenses	6,136
Expense Waiver	(4,752)
Net Expenses	$1,384
Net Income (Loss)	$191,479

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/15	$2,045,190
Net Income (Loss)	191,479

Net Asset Value End of Month	$2,236,669
Net Asset Value Per Share (100,000 Shares)	$22.37

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended June 30, 2015

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$1,462,273
Unrealized Gain (Loss) on Market Value of Futures	11,711,504
Unrealized Gain (Loss) on Foreign Currency Translations	(32)
Dividend Income	4
Interest Income	28,551
ETF Transaction Fees	700
Total Income (Loss)	$13,203,000

Expenses
Management Fees	$361,420
Professional Fees	100,149
Brokerage Commissions	56,784
Prepaid Insurance Expense	5,975
Non-interested Directors' Fees and Expenses	3,707
Total Expenses	528,035
Expense Waiver	(9,931)
Net Expenses	$518,104
Net Income (Loss)	$12,684,896

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/15	$549,745,396
Additions (100,000 Shares)	4,601,647
Net Income (Loss)	12,684,896

Net Asset Value End of Month	$567,031,939

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2015 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612